UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-21324

ACP Funds Trust

(Exact name of registrant as specified in charter)

150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087

(Address of principal executive offices) (Zip code)

Gary E. Shugrue
Ascendant Capital Partners LP
150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087

 (Name and address of agent for service)

registrant's telephone number, including area code:   (610) 688-4180

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ACP Funds Trust

2012 Semi-Annual Review

Performance Summary

	Q2 2012	2012 YTD	3 Year^	5 Year^	Annualized*	Standard Deviation*^	Sharpe Ratio*^	Beta*
ACP Institutional Series*	-2.73%	0.39%	0.26%	0.44%	3.55%	4.72%	0.55	1.00
S&P 500	-2.75%	9.49%	16.40%	0.22%	5.77%	15.38%	0.38	0.19
Russell 2000	-3.47%	8.53%	17.80%	0.54%	7.18%	20.73%	0.39	0.14
HFRX Equity Hedge¹	-2.65%	1.18%	-1.62%	-6.24%	-0.83%	8.22%	-0.18	0.42

	Q2 2012	2012 YTD	3 Year^	5 Year^	Annualized*	Standard Deviation*^	Sharpe Ratio*^	Beta*
ACP Advantage Series*	-3.08%	-0.25%	-0.90%	-0.67%	2.68%	4.68%	0.38	1.00
S&P 500	-2.75%	9.49%	16.40%	0.22%	5.91%	15.18%	0.39	0.21
Russell 2000	-3.47%	8.53%	17.80%	0.54%	8.01%	20.57%	0.43	0.16
HFRX Equity Hedge¹	-2.65%	1.18%	-1.62%	-6.24%	-0.68%	8.12%	-0.17	0.48

YTD%	2003	2004	2005	2006	2007	2008	2009	2010	2011
ACP Institutional Series*	4.90%^^	6.29%	5.83%	6.80%	11.95%	-10.08%	10.58%	2.16%	-5.33%
ACP Advantage Series*	6.63%^^^	5.82%	4.61%	6.06%	10.94%	-11.16%	9.24%	0.95%	-6.50%
S&P 500	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%
Russell 2000	47.25%	18.33%	4.55%	18.37%	-1.57%	-33.79%	27.17%	26.86%	0.66%
HFRX Equity Hedge¹	14.47%	2.19%	4.19%	9.23%	3.21%	-25.45%	13.14%	8.92%	-19.08%

^Annualized
^^Reflects 3 months of performance numbers
^^^Reflects 6 months of performance numbers
*Performance numbers are net of fees and shown for the ACP Advantage Series and Institutional Series Strategic Opportunities Fund
  ACP Strategy inceptions:
ACP Advantage Series Fund inception 7/2003
ACP Institutional Series Fund inception 10/2003

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Fund Focus
The ACP Advantage Series Strategic Opportunities Fund and the ACP Institutional Series Strategic Opportunities Fund’s (collectively the “ACP Funds Trust”) main focus is to gain capital appreciation through investments in long/short equity hedge funds, in order to generate long-term returns similar to those of equity markets but with significantly less volatility. In general, the Funds will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives. The focus of the Funds is to generate returns that are not highly correlated with traditional stock investments, thereby providing shareholders with an opportunity for improved diversification of their overall portfolios.

Performance Review
During the second quarter of 2012, the ACP Advantage Series Strategic Opportunities Fund declined 3.08% net of fees and the ACP Institutional Series Strategic Opportunities Fund declined 2.73% net of fees. This compares to a loss in the S&P 500 of 2.75% and a loss in the Russell 2000 of 3.47%. Year to date the ACP Advantage Series is down 0.25% and the ACP Institutional Series is up 0.39% net of all fees compared to gains in the S&P 500 and Russell 2000 of 9.49% and 8.53%. Since its July 2003 inception, the cumulative return of the ACP Advantage Series Fund is up 26.8% net of all fees compared to the S&P 500 Index return of 67.7% during the same period. The ACP Institutional Series Fund, since its inception in October 2003, has a positive cumulative return of 35.7% net of fees compared to the S&P 500 Index return of 63.4% during the same period.

The second quarter of 2012 was a difficult one for our strategy as the market was again driven by macro factors including a slowing global economy and uncertainty in Europe. The optimism we saw in the first quarter faded as, while Europe continued to remain in turmoil, both the United States and China showed signs of slowing. Volatility was high on both the upside and downside as investors nervously reacted to daily events. As an example, over 60% of the S&P 500’s 4.12% gain during the month of June occurred on the last day of the month. Individual performance by our managers during the quarter ranged from +5.68% to -9.43%. As of July 1, 2012 we have twenty hedge fund investments in the fund ranging in size from roughly 1% to 7% of our assets under management.

As stated in previous shareholder letters, the highly correlated, macro-driven environment we have experienced over the last three years has been a difficult one for long/short equity managers. The strategy relies on there being dispersion in the stock price performance between those companies performing well and those performing poorly. When correlations are high and stocks move together in unison, it is difficult for the strategy to generate attractive absolute returns.

Below, we show the performance of the S&P 500 over the last few years and overlay the periods of massive liquidity injections by monetary authorities. These injections have flowed into financial assets causing many stocks to move in unison and thereby creating difficulties for strategies based on individual stock selection.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

As the chart above indicates, the marginal effect of these injections is diminishing and it is our belief that we are much closer to the end of this difficult period for our strategy than the beginning. At some point the economy will have to come off life-support and generate growth on its own. This growth will come from the bottom-up and will be led by individual corporations, not by monetary policy decisions. In such an environment, there will be multiple winners and losers and it will be incumbent on us to find managers who can profit from this dispersion and deliver attractive returns to our shareholders.

Despite the difficult environment, we are not giving our managers a free-pass. They get paid substantial fees to generate risk-adjusted returns, regardless of the overall market environment. It is our job to locate, evaluate and invest with the best managers so we can deliver returns to our clients in line with our objectives. As such, we have made a number of changes to our portfolio during the quarter---redeeming from four managers and making four new investments. Two of the new managers focus on the small-cap growth space, one focuses on the financial sector and the last invests in the real-estate related equities. Please let us know if you would like to know more about these new investments. We would be happy to go over them with you in detail.

We find that the managers who are succeeding in these difficult markets are those who have limited their exposure to the effects of unpredictable macro events (economy, Eurozone crisis, Obamacare, the next QE, etc.) and had a laser-like focus on the performance and risk profiles of their individual stock investments.  Those who are failing have let the macro events affect their decision making process and have drifted away from their core competencies. Having run my own long/short hedge fund from 1988 to 2000, I know how tempting it is to let this happen, especially in recent markets where the macro has overwhelmed the micro. It is especially seductive if you happen to get one of these macro calls right, leading you to believe that you have skills which you do not. While thinking you are lowering the risk of your portfolio, you are often doing just the opposite by overestimating your abilities. Unfortunately, we have had a few managers who have succumbed to this temptation and as a result, they are no longer in our portfolio. As we have written many times before, we believe that good stock selection is a repeatable skill, while predicting macro events is not.

The most important attribute we look for in a long/short manager is the ability to control risk. There are many ways to do this, from running a market-neutral portfolio to relying on Graham and Dodd’s “margin

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

of safety”. The key is that a manager must have a risk-control system and implement it religiously. Not all of our managers have the same system but they all have one, which hopefully they use to generate high risk-adjusted returns. A key part of our role is to constantly monitor our managers to assure that they are operating in line with their stated disciplines.

Industry Outlook
We have written in previous pieces that the long/short equity strategy should be an important part of everyone’s asset allocation. In addition, we have further argued that the strategy should be viewed as a lower risk “core” component rather than a more opportunistic “satellite” investment. The performance of our Fund since its inception in 2002 demonstrates this point. Our annualized return is similar to that of the S&P 500 (3.56% vs. 3.73%) but our volatility is significantly less (4.84% vs. 15.97%) and more “core-like”. This leads us to earning a Sharpe Ratio (a measure of how much return you earn for how much risk you take) of more than double that of the S&P (0.54 vs. 0.25).

We are happy to see that our viewpoint, which has been accepted by many endowments for years, is now being adopted by more in the institutional investment community. A recent report by Citigroup, “Institutional Investment in Hedge Funds: Evolving Investor Portfolio Construction”, projects that hedge fund investments will grow by $1 trillion during the next five years. Asset managers are becoming more concerned with risk and are moving away from the traditional modern-portfolio-theory 60/40 stock/bond mix. Allocations are being placed into different risk buckets and long/short equity is being viewed as a lower risk equity alternative.

This movement is in its early stages and will be interesting to watch as it develops. The long/short strategy requires skills that many traditional equity managers lack so identifying talent will be crucial. Additionally, the strategy is somewhat capacity-constrained so having access to new emerging managers will be important.

We believe our strategy of diversifying among a number of talented, smaller, younger and more flexible long/short equity managers makes sense and is well positioned to benefit from the developments detailed in Citigroup’s recent report. If you would like to see the report, please let us know and we will forward a copy to you.

We hope this letter has provided you with some insights into our strategy and thoughts on the current environment. If you have any questions or would like to discuss some of the thoughts in this letter, please contact us.  We welcome your calls and remain committed to being as transparent as possible with regard to how we manage your money.

Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue
President and Chief Investment Officer
Ascendant Capital Partners, LP

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Performance shown for the previously mentioned ACP Funds Trust is net of all expenses charged to shareholders. Performance numbers for the indices shown do not reflect the deduction of fees; it is not possible to invest in any particular index. Information regarding the Funds Trust set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum. The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the Funds. Please read it carefully before you invest or send money. The ACP Funds Trust may not be suitable for all investors. Past performance is no guarantee of future results and investors may suffer losses in connection with an investment in the Fund.

The ACP Funds Trust is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933. Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions. Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

The indices illustrated herein are unmanaged indices. You cannot invest in an index. Index returns do not reflect the impact of any management fees, transaction costs or expenses. The index information seen here is for illustrative purposes only, and is not reflective of the performance of Ascendant Capital Partner Funds. The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more. The Russell 2000 Index is composed of U.S. Small Cap Stocks. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000. ¹Refers to the HFRX Equity Hedge Index. This index is comprised of all L/S equity hedge funds. The HFRX Indices are a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.

Standard Deviation measures the dispersal or uncertainty in a random variable (in this case, monthly investment returns).  It measures the degree of variation of returns around the mean (average) return.  The higher the volatility of the investment returns, the higher the standard deviation will be.  For this reason, standard deviation is often used as a measure of investment risk.

Sharpe Ratio is a return/risk measure.  Return (numerator) is defined as the incremental average return of an investment over the risk free rate.  Risk (denominator) is defined as the standard deviation of the investment returns.  Beta is the slope of the regression line. Beta measures the risk of a particular investment relative to the market as a whole (the “market” can be any index or investment you specify).  It describes the sensitivity of the investment to broad market movements.  For example, in equities, the stock market (the independent variable) is assigned a beta of 1.0.  An investment which has a beta of .5 will tend to participate in broad market moves, but only half as much as the market overall.

Risk Factors
•	Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
•	Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
•	Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for investors:
•	These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
•	Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
•	The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

ACP Funds Trust
ACP Advantage Strategic Opportunities Fund
ACP Institutional Series Strategic Opportunities Fund

Financial Statements as of and for the Period Ended June 30, 2012
(unaudited)

ACP Funds Trust

Statements of Assets and Liabilities June 30, 2012 (unaudited)

	ACP Advantage Strategic Opportunities Fund	ACP Institutional Series Strategic Opportunities Fund
Assets:
Investments in ACP Strategic Opportunities Fund II, LLC at fair value (cost, $8,451,498 and $61,375,673, respectively)	$8,881,593	$61,055,089
Redemption receivable from ACP Strategic Opportunities Fund II, LLC	262,987	2,975,414
Investments in ACP Strategic Opportunities Fund II, LLC paid in advance	10,000	1,400,000
Other assets	56	69

Total assets	9,154,636	65,430,572

Liabilities:
Due to ACP Strategic Opportunities Fund II, LLC	1,458	2,985
Withdrawals payable	262,987	2,975,414
Contributions received in advance	10,000	1,400,000
Other accrued expenses	4,175	13,075
Professional fees	1,972	13,029
Accounting and administration fees	1,200	1,200
Distribution and shareholder service fees	23,031	—

Total liabilities	304,823	4,405,703
Net assets	$8,849,813	$61,024,869

Components of Net Assets:
Paid-in Capital	$9,450,150	$63,417,186
Accumulated net investment loss	(1,741,390)	(3,281,163)
Accumulated net realized gain on investments	531,059	2,702,407
Net unrealized appreciation (depreciation) on investments	609,994	(1,813,561)

Net Assets	$8,849,813	$61,024,869

Shares issued and outstanding (100,000,000 shares authorized per Fund, Par Value $10.00)	760,810	4,747,004

Net asset value, offering and redemption price per share	$11.63	$12.86

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Statements of Operations
Period Ended June 30, 2012 (unaudited)
	ACP Advantage Strategic Opportunities Fund	ACP Institutional Series Strategic Opportunities Fund
Net investment loss allocated from ACP Strategic Opportunities Fund II, LLC:
Dividends	$18	$116
Expenses	(75,135)	(494,992)
Total net investment loss allocated from ACP Strategic Opportunities Fund II, LLC	(75,117)	(494,876)

Fund expenses:
Distribution and shareholder servicing fees	46,168	—
Accounting and administration fees	7,200	7,200
Other expenses	5,761	20,521
Professional fees	1,972	13,029
Total fund expenses	61,101	40,750
Net investment loss	(136,218)	(535,626)

Realized and unrealized gains on investments allocated from ACP Strategic Opportunities Fund II, LLC:
Net realized gains from investments	9,271	70,949
Net change in unrealized appreciation on investments	111,278	539,908
Net realized and unrealized gains on investments allocated from
ACP Strategic Opportunities Fund II, LLC	120,549	610,857

Net increase / (decrease) in net assets resulting from operations	$(15,669)	$75,231

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Statements of Changes in Net Assets
For the Period Ended June 30, 2012 and the Year Ended December 31, 2011
	ACP Advantage Strategic Opportunities Fund	ACP Institutional Series Strategic Opportunities Fund

Net assets at December 31, 2010	$5,758,067	$40,213,652

Operating activities
Net investment loss	$(246,306)	$(904,998)
Net realized gains from investments	170,980	1,039,331
Net change in unrealized depreciation on investments	(568,549)	(3,358,866)
Net decrease in net assets resulting from operations	(643,875)	(3,224,533)

Distributions to shareholders
Realized gains	(212,506)	(665,917)
Total distributions to shareholders	(212,506)	(665,917)

Capital share transactions
Shares issued	4,586,000	21,179,933
Distribution reinvestment	212,506	665,917
Shares redeemed	(774,491)	(4,224,876)
Increase in net assets from capital share transactions	4,024,015	17,620,974

Total increase in net assets	3,167,634	13,730,524

Net assets at December 31, 2011	$8,925,701	$53,944,176

Accumulated net investment loss	$(1,605,172)	$(2,745,537)

Operating activities
Net investment loss	$(136,218)	$(535,626)
Net realized gains from investments	9,271	70,949
Net change in unrealized appreciation on investments	111,278	539,908
Net increase / (decrease) in net assets resulting from operations	(15,669)	75,231

Capital share transactions
Shares issued	390,000	11,095,000
Shares redeemed	(450,219)	(4,089,538)
Increase / (decrease) in net assets from capital share transactions	(60,219)	7,005,462

Total increase / (decrease) in net assets	(75,888)	7,080,693

Net assets at June 30, 2012	$8,849,813	$61,024,869

Accumulated net investment loss	$(1,741,390)	$(3,281,163)

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Statements of Cash Flows
Period Ended June 30, 2012 (unaudited)
Cash flows from operating activities:	ACP Advantage Strategic Opportunities Fund	ACP Institutional Series Strategic Opportunities Fund
Net increase / (decrease) in net assets resulting from operations	$(15,669)	$75,231
Adjustments to reconcile net increase / (decrease) in net assets resulting from operations to net cash provided by / (used in) operating activities:
Cost of shares of ACP Strategic Opportunities Fund II, LLC purchased	(392,735)	(11,095,000)
Proceeds from withdrawals of interest in ACP Strategic Opportunities Fund II, LLC	518,776	4,147,592
Total investment gains allocated from ACP Strategic Opportunities Fund II, LLC	(45,432)	(115,981)
Redemption receivable from ACP Strategic Opportunities Fund II, LLC	(193,093)	(2,110,952)
Investments in ACP Strategic Opportunities Fund II, LLC paid in advance	190,000	485,000
Due from ACP Strategic Opportunities Fund II, LLC	2,735	—
Other assets	154	1,212
Due to ACP Strategic Opportunities Fund II, LLC	1,458	(3,430)
Other accrued expenses	(10,825)	(16,925)
Professional fees	(55)	640
Accounting and administration fees	1,200	1,200
Distribution and shareholder service fees	612	—
Net cash provided by / (used in) operating activities	57,126	(8,631,413)

Cash flows from financing activities:
Proceeds from shares issued (net of contributions received in advance)	200,000	10,610,000
Redemptions paid (net of change in withdrawals payable)	(257,126)	(1,978,587)

Net cash (used in) / provided by financing activities	(57,126)	8,631,413

Net change in cash and cash equivalents	—	—
Cash and cash equivalents at beginning of period	—	—
Cash and cash equivalents at end of period	$—	$—

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Financial Highlights

	ACP Advantage Strategic Opportunities Fund

	For the Period January 1, 2012 through		For the Year Ended December 31,
	June 30, 2012	(e)	2011	2010	2009	2008
NET ASSET VALUE, Beginning of Year	$11.66		$12.77	$12.65	$11.58	$13.78

Investment Operations
Net investment loss (a) (b)	(0.18)		(0.38)	(0.44)	(0.41)	(0.51)
Net realized and unrealized gains (loss) on investment transactions	0.15		(0.45)	0.56	1.48	(1.03)
Total from investment operations	(0.03)		(0.83)	0.12	1.07	(1.54)

Distributions to Shareholders
Net investment income	—		—	—	—	(0.44)
Realized gains	—		(0.28)	—	—	(0.22)
Total distributions to shareholders	—		(0.28)	—	—	(0.66)

NET ASSET VALUE, End of Year	$11.63		$11.66	$12.77	$12.65	$11.58

RATIOS / SUPPLEMENTAL DATA

Ratios to Average Net Assets: (b)
Net investment loss	(2.95)%	(d)	(2.98)%	(3.52)%	(3.50)%	(3.91)%
Expenses	2.95%	(d)	2.98%	3.52%	3.51%	4.01%

TOTAL RETURN	(0.26%)		(6.50)%	0.95%	9.24%	(11.16)%

PORTFOLIO TURNOVER RATE (c)	18%		25%	16%	16%	19%

Net Assets End of Year	$8,849,813		$8,925,701	$5,758,067	$4,933,742	$7,287,874

(a) Calculated using average shares outstanding during the period.
(b) Includes net investment loss and expenses allocated from ACP Strategic Opportunities Fund II, LLC.
(c) Calculated based on investment activity of ACP Strategic Opportunities Fund II, LLC.
(d) Annualized for periods less than one year.
(e) Unaudited

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Financial Highlights

	ACP Institutional Series Strategic Opportunities Fund

	For the Period January 1, 2012 through		For the Year Ended December 31,
	June 30, 2012	(e)	2011	2010	2009	2008
NET ASSET VALUE, Beginning of Year	$12.81		$13.70	$13.41	$12.13	$13.95

Investment Operations
Net investment loss (a) (b)	(0.11)		(0.24)	(0.31)	(0.28)	(0.36)
Net realized and unrealized gains (loss) on investment transactions	0.16		(0.49)	0.60	1.56	(1.05)
Total from investment operations	0.05		(0.73)	0.29	1.28	(1.41)

Distributions to Shareholders
Net investment income	—		—	—	—	(0.29)
Realized gains	—		(0.16)	—	—	(0.12)
Total distributions to shareholders	—		(0.16)	—	—	(0.41)

NET ASSET VALUE, End of Year	$12.86		$12.81	$13.70	$13.41	$12.13

RATIOS / SUPPLEMENTAL DATA

Ratios to Average Net Assets: (b)
Net investment loss	(1.76)%	(d)	(1.79)%	(2.21)%	(2.12)%	(2.68)%
Expenses	1.76%	(d)	1.79%	2.21%	2.13%	2.76%

TOTAL RETURN	0.39%		(5.33)%	2.16%	10.58%	(10.08)%

PORTFOLIO TURNOVER RATE (c)	18%		25%	16%	16%	19%

Net Assets End of Year	$61,024,869		$53,944,176	$40,213,652	$18,880,902	$14,058,731

(a) Calculated using average shares outstanding during the period.
(b) Includes net investment loss and expenses allocated from ACP Strategic Opportunities Fund II, LLC.
(c) Calculated based on investment activity of ACP Strategic Opportunities Fund II, LLC.
(d) Annualized for periods less than one year.
(e) Unaudited

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Notes to Financial Statements

1.           Organization and Investment Objective

ACP Funds Trust (the “Trust”), a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company with two active series. The financial statements included herein are those of the ACP Advantage Strategic Opportunities Fund and ACP Institutional Series Strategic Opportunities Fund (each a “Fund” and together the “Funds”). Each Fund has only one class of beneficial interest that may be issued in an unlimited number of shares.

Interests held by the Funds in ACP Strategic Opportunities Fund II, LLC (the “Master Fund”) represent pro-rata interests in such Master Fund, except that each Fund bears different expenses that reflect the difference in the range of services provided to them.

The Funds issue shares only in transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Only “accredited investors,” as defined in Regulation D under the Securities Act, may invest in the Funds. Shares of the Funds have not been registered under the Securities Act or the securities laws of any state and are subject to restrictions on transferability and resale.

The board of trustees of the Trust (the “Board of Trustees”) has overall responsibility with respect to the business affairs of the Funds. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Board of Trustees consists of the same persons as the board of directors of the Master Fund.

The investment objective of the Funds is to achieve an absolute return in excess of the long-term return of the United States equity market. The Funds attempt to achieve this objective by investing substantially all of their assets in the Master Fund, which has the same investment objective as the Funds. The Master Fund will primarily invest its assets among a select group of non-registered funds (“Underlying Funds”) whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum, as well as short-term investments whose goal is to return nominal interest income while maintaining the full principal amount of the investment.

Ascendant Capital Partners, LP, (the “Investment Manager”) serves as the investment manager to each of the Funds and as the investment manager to the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read with the Funds’ financial statements. The percentages of the Master Fund owned by Advantage Strategic Opportunities Fund and Institutional Series Strategic Opportunities Fund at June 30, 2012 were approximately 11% and 76%, respectively.

ACP Funds Trust

Notes to Financial Statements

2.           Significant Accounting Policies

Basis of presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Master Fund

Valuation of each Fund’s interest in the Master Fund is based on the investments in Underlying Funds held by the Master Fund. The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the value determined by their respective investment managers, in accordance with procedures established by their respective general partners. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed and the differences could be material. The accounting policies of the Master Fund, including the valuation of securities held by the Master Fund, will directly affect the Funds and are discussed in the Notes to Financial Statements of the Master Fund attached to this report.

The Master Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund that is valued at fair value. The fair value is based on the published net asset value of the fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

Net Asset Valuation

The net asset value of each Fund is equal to that Fund’s proportionate interest in the net assets of the Master Fund, plus any cash or other assets of each Fund minus all liabilities (including accrued expenses) for each Fund. The net asset value per share of each Fund is calculated at the end of each allocation period, which is generally the last day of each month. It is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of each Fund.

Allocation from Master Fund

Each Fund records its allocated portion of income, expense, realized gains and losses and unrealized gains and losses from the Master Fund on a monthly basis as it is received from the Master Fund.

ACP Funds Trust

Notes to Financial Statements

2.           Significant Accounting Policies (continued)

Tax Basis reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of each Fund’s allocated earnings is established dependent upon the tax filings of the Underlying Funds. Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date. As such, the components of net assets in the statements of assets and liabilities have not been adjusted to reflect these amounts, and certain other tax basis disclosures have not been made.

Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by a Fund and not invested into the Master Fund will be recognized on the accrual basis. Expenses that are specifically attributed to one of the Funds are charged to that Fund. Common expenses of the Trust are allocated among the Funds on the basis of relative net assets.  In addition, each Fund also bears its proportionate share of the expenses of the Master Fund. Because each Fund bears its proportionate share of the management fees of the Master Fund, the Funds do not pay any additional compensation directly to the Investment Manager. See Note 3 for discussion of distribution and shareholder servicing fees.

Dividends and Distributions

The Funds pay distributions of any net income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.  For the period ended June 30, 2012, the Funds did not declare any distributions of net income or net realized capital gains.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.           Transactions with Affiliates

Certain officers of the Trust are also officers of the Investment Manager. Such officers are paid no fees by the Trust for serving as officers and/or trustees of the Trust or the Funds. The ACP Advantage Strategic Opportunities Fund has adopted a Distribution and Shareholder Services Plan applicable to its shares that provides for annual distribution and shareholder services fees of 1.00% of the Fund’s total net assets as of the beginning of each month. The ACP Institutional Series Strategic Opportunities Fund does not have any distribution or shareholder services fees.

ACP Funds Trust

Notes to Financial Statements

4.           Federal Income Taxes

Each Fund is classified as a separate taxable entity for Federal income tax purposes. Each Fund intends to continue to qualify as a separate regulated investment company under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax. Therefore, no Federal tax provision has been made. Distributions to shareholders are based on ordinary income and long-term capital gains as determined in accordance with federal income tax regulations, which may differ from income and net realized capital gains determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments will be made to the appropriate equity accounts in the years that the differences arise.  There were no such adjustments in 2012.  For Federal income tax purposes, any capital loss carry forwards may be carried forward and applied against future capital gains.

The Investment Manager is required to determine whether a tax position of the Trust is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized could result in the Trust recording a tax liability that would reduce net assets.  This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties and disclosure that is intended to provide better financial statement comparability among different entities.  Based on the Trust’s evaluation, the Trust has determined the major tax jurisdictions where the Trust is organized and where the Trust makes investments; however no reserves for uncertain tax positions were required to have been recorded as a result of the evaluation for any of the Trust’s open tax years.   However, the Investment Manager’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.  No other income tax liability or expense has been recorded in the accompanying financial statements.  The Trust recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in portfolio maintenance fees, if assessed.  No interest expense or penalties have been assessed for the period ended June 30, 2012.

The Funds file U.S. federal tax returns.  No income tax returns are currently under examination.  The Funds’ U.S. federal tax returns remain open for examination for the years ended December 31, 2008 through December 31, 2011.

5.           Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the Funds. In this capacity, Pinnacle provides certain accounting, record keeping, and investor related services. The Funds pay a monthly flat-fee to Pinnacle for these services. UMB Bank serves as the Funds’ custodian.

ACP Funds Trust

Notes to Financial Statements

6.           Risk Factors

An investment in either of the Funds involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to holding periods and are not traded in public markets at all, so that the Master Fund may not be able to resell some of its investment holdings for extended periods, which may be greater than one year. No guarantee or representation is made that the investment objective will be met.

7.           Redemptions and Repurchase of Shares

Each of the Funds is registered as a closed-end fund. Unlike an open-end mutual fund, no shareholder or other person holding shares will have the right to require either Fund to redeem those shares or a portion thereof. With very limited exceptions, shares of the Funds are not transferable. There is no public market for the shares, and none is expected to develop. Consequently, shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Funds.  The Board of Trustees may, from time to time and in their sole discretion, cause any or each of the Funds to repurchase shares from shareholders pursuant to written tenders by shareholders at such times and on such terms and conditions as established     by the Board of Trustees. In determining whether a Fund should offer to repurchase shares, the Board of Trustees will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board of Trustees that the Funds offer to repurchase Shares from shareholders four times each year, effective March 31, June 30, September 30 and December 31, although the Board may determine to authorize fewer repurchase offers.  In 2012 the Board of Trustees approved to repurchase Shares each quarter.

ACP Funds Trust

Notes to Financial Statements

8.           Capital Stock Transactions

Transactions in shares were as follows:

	ACP Advantage Strategic
	Opportunities Fund
	Period Ended	Year Ended
	June 30, 2012	December 31, 2011

Number of shares issued	33,245	358,765
Number of shares redeemed	(38,215)	(61,838)
Number of shares reinvested	—	18,116
Net increase / (decrease) in shares outstanding	(4,970)	315,043
Shares outstanding, beginning	765,780	450,737
Shares outstanding, end	760,810	765,780

On June 30, 2012, four shareholders of the ACP Advantage Strategic Opportunities Fund   held approximately 29% of the outstanding shares of the Fund. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

	ACP Institutional Series Strategic
	Opportunities Fund
	Period Ended	Year Ended
	June 30, 2012	December 31, 2011

Number of shares issued	850,351	1,542,764
Number of shares redeemed	(315,646)	(317,090)
Number of shares reinvested	—	51,742
Net increase in shares outstanding	534,705	1,277,416
Shares outstanding, beginning	4,212,299	2,934,883
Shares outstanding, end	4,747,004	4,212,299

On June 30, 2012, three shareholders of the ACP Institutional Series Opportunities Fund   held approximately 20% of the outstanding shares of the Fund. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

9.           Guarantees

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these agreements is dependent on future claims that may be made against the Funds, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

ACP Funds Trust

Notes to Financial Statements

10.           Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no material events, except as set forth below, which would require disclosure in the Trust’s financial statements.

For the period from July 1, 2012 through August 15, 2012, shareholders of ACP Advantage Strategic Opportunities Fund contributed $10,000 to the Fund, of which $10,000 was received prior to June 30, 2012.

For the period from July 1, 2012 through August 15, 2012, shareholders of ACP Institutional Series Strategic Opportunities Fund contributed $1,500,000 to the Fund, of which $1,400,000 was received prior to June 30, 2012.

ACP Funds Trust

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and the Funds’ records of actual proxy votes cast during the most recent 12-month period ended June 30th is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The Funds’ Form N-Qs are also available from the Funds, without charge, upon request, by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

ACP Strategic Opportunities
Fund II, LLC

Financial Statements
For the Period Ended June 30, 2012
(unaudited)

ACP Strategic Opportunities Fund II, LLC

Schedule of Investments - June 30, 2012 (unaudited)

	Percentage of	Fair
Investments	Members' Capital	Value
Underlying Funds - Long/Short Equity #^

Consumer
Charter Bridge Capital Partners, LLC (cost $5,000,000)	5.8%	$4,686,290

Emerging Markets
Prince Street Fund LP (cost $3,500,000)	3.7%	3,008,595

Event Driven
Cooper Creek Partners LLC (cost $4,500,000)	5.3%	4,261,278

Financial Services
Consector Partners, LP (cost $1,000,000)	1.3%	1,045,638

Global Growth
Concourse Capital Partners, L.P. (cost $4,500,000)	5.2%	4,211,038

Healthcare
CCI Healthcare Partners, L.P. (cost $4,000,000)	5.4%	4,367,486

Latin America
Tree Capital Equity Fund I, LP (cost $4,000,000)	4.9%	3,930,175

Market Neutral Technology
Alphaone Essentials Global Fund, LP (cost $1,000,000)	1.0%	848,146	***

Mid-Cap
Nokomis Capital Partners, L.P. (cost $1,500,000)	1.9%	1,539,452

Small Cap Growth
Akahi Fund II, L.P. (cost $6,028,843)	7.6%	6,126,433
Bluefin Investors, L.P. (cost $4,000,000)	6.5%	5,235,780
Columbus Capital QP Partners, L.P. (cost $1,000,000)	1.1%	896,133
G2 Investment Partners LP (cost $4,000,000)	5.1%	4,138,953
Tessera QP Fund, L.P. (cost $4,000,000)	6.1%	4,914,554
	26.4%	21,311,853

Small/Mid Cap Value
Rivanna Partners, L.P. (cost $3,500,000)	5.0%	4,022,406

Technology
Brightfield Partners, L.P. (cost $2,190,000)	4.0%	3,199,259
CCI Technology Partners, L.P. (cost $5,000,000)	7.2%	5,825,960
Espalier Global Partners LP (cost $2,000,000)	2.5%	2,041,649
Shannon River Partners II LP (cost $5,000,000)	6.3%	5,101,941
	20.0%	16,168,809

Total Underlying Funds - Long/Short Equity (cost $65,718,843)	85.9%	69,401,166

Short-Term Investments

Federated Treasury Obligations Fund 0.01% ** (cost $4,262,402)	5.2%	4,262,402

Total Short-Term Investments (cost $4,262,402)	5.2%	4,262,402

Total Investments (cost $69,981,245)*	91.1%	$73,663,568

Other Assets and Liabilities	8.9%	7,158,111

Members' Capital	100.0%	$80,821,679

# - Non-income producing securities
^ - Securities in private placement transactions and as such are restricted as to resale. Total cost and fair value of restricted securities as of June 30, 2012 was $65,718,843 and $69,401,166 respectively.

* - Cost for Federal income tax purposes approximates the amount for financial statement purposes.
** - The rate shown is the annualized 7-day yield as of June 30, 2012.

Net unrealized appreciation (depreciation) as computed for federal income tax purposes consists of:

Gross Unrealized Appreciation	$5,340,669
Gross Unrealized Depreciation	(1,658,346)
Net Unrealized Appreciation	$3,682,323

*** The Underlying Fund has all or a portion of the fair value classified as level 3 due to a lock up period.

The Liquidity provisions of each Underlying Fund are described in the notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

	ACP Strategic Opportunities Fund II, LLC

	Statement of Assets, Liabilities and Members' Capital
	June 30, 2012 (unaudited)

	Assets:

	Investments in underlying funds, at fair value	$69,401,166
	(cost, $65,718,843)
	Investments in short-term investments	4,262,402
	(cost, $4,262,402)
	Receivables:
	Redemption from underlying fund	12,875,175
	Due from affiliates	4,443
	Dividends	24
Other assets	Dividends	10,990

	Total assets	86,554,200

	Liabilities:
	Withdrawals payable	4,225,305
	Contributions received in advance	1,410,000
	Accrued expenses:
	Professional fees	47,630
	Accounting and administration fees	13,089
	Custody fees	1,675
	Other accrued expenses	34,822

	Total liabilities	5,732,521

	Members' capital	$80,821,679

	Members' capital
	Represented by:
	Capital contributions (net)	$75,806,771
	Accumulated net investment loss	(5,918,577)
	Accumulated net realized gain on investments	7,251,162
	Net unrealized appreciation on investments	3,682,323

	Members' capital	$80,821,679

	Units Outstanding (100,000,000 units authorized)	5,638,124

	Net Asset Value per Unit (offering and redemption price per unit)	$14.33

	The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Operations
Period ended June 30, 2012 (unaudited)

Investment Income

Dividends	$157

Total investment income	157
Expenses
Investment management fees	411,940
Accounting and administration fees	64,291
Board of Directors' and officer's fees	60,000
Professional fees	55,390
Research fees	39,241
Insurance expense	9,900
Custody fees	5,373
Other expenses	21,963

Total expenses	668,098

Net investment loss	(667,941)

Realized and unrealized gains from investments
Net realized gains from investments in underlying funds	92,019
Net increase in unrealized appreciation on investments in underlying funds	793,847

Net realized and unrealized gains from investments	885,866

Net increase in members's capital resulting from operations	$217,925

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statements of Changes in Members' Capital

	For the Period Ended (unaudited) June 30, 2012	For the Year Ended December 31, 2011
Members' capital - beginning	$74,875,754	$59,108,767
Capital contributions	11,982,871	26,609,705
Capital withdrawals	(6,254,871)	(6,465,701)
Net investment loss	(667,941)	(1,189,938)
Net realized gains from investments in underlying funds	92,019	1,465,867
Net increase in unrealized appreciation (depreciation) on investments in underlying funds	793,847	(4,652,946)

Members' capital - end	$80,821,679	$74,875,754

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Cash Flows
Period ended June 30, 2012 (unaudited)

Cash flows from operating activities:

Net increase in members's capital resulting from operations	$217,925
Adjustments to reconcile net increase in members's capital resulting from operations to net cash used in operating activities:
Net realized gains from investments in underlying funds	(92,019)
Net increase in unrealized appreciation on investments in underlying funds	(793,847)
Cost of investments in underlying funds purchased	(14,028,843)
Proceeds from redemptions of investments in underlying funds	16,592,019
Net sale of Short-term investments	1,155,415
Redemption from underlying fund	(12,134,764)
Due from affiliates	(762)
Dividends	16
Investments funded in advance	2,000,000
Other assets	10,299
Due to prime broker	(1,030,984)
Professional fees	(19,829)
Accounting and administration fees	8,089
Custody fees	87
Other accrued expenses	12,448

Net cash used in operating activities	(8,104,750)

Cash flows from financing activities:

Capital contributions received (net of change in contributions received in advance)	11,307,871
Capital withdrawals paid (net of change in withdrawals payable)	(3,203,121)

Net cash provided by financing activities	8,104,750

Net change in cash	-

Cash at beginning of period	-

Cash at end of period	$-

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Financial Highlights

	For the Period January 1, 2012 through		For the Year Ended December 31,
	June 30, 2012	(c)	2011	2010	2009	2008
NET ASSET VALUE, Beginning of Year	$14.27		$15.06	$14.71	$13.27	$14.68

INVESTMENT OPERATIONS
Net investment loss (a)	(0.12)		(0.25)	(0.31)	(0.27)	(0.31)
Net realized and unrealized gain (loss)
from investments in Underlying Funds	0.18		(0.54)	0.66	1.71	(1.10)
Total from investment operations	0.06		(0.79)	0.35	1.44	(1.41)

NET ASSET VALUE, End of Year	$14.33		$14.27	$15.06	$14.71	$13.27

TOTAL RETURN	0.42%		(5.25)%	2.38%	10.85%	(9.60)%

RATIOS / SUPPLEMENTAL DATA
Members' Capital at end of reporting period (000's omitted)	$80,822		$74,876	$59,109	$37,113	$35,622

Ratios to Average Net Assets:
Net investment loss	(1.63)%	(b)	(1.67)%	(2.04)%	(1.94)%	(2.19)%
Expenses	1.63%	(b)	1.67%	2.04%	1.95%	2.29%

PORTFOLIO TURNOVER RATE	18%		25%	16%	16%	19%

(a) Calculated using average shares outstanding during the year.
(b) Annualized for periods less than one year.
(c) Unaudited

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC Notes to Financial Statements

1.  Organization and Investment Objective

ACP Strategic Opportunities Fund II, LLC (the “Master Fund”) is a Delaware limited liability company that is a non-diversified, closed-end management investment company with a continuous offering period, registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Its units of beneficial interest (“Units”) are not registered under the Securities Act of 1933, as amended. The Master Fund’s investment objective is to achieve an absolute return in excess of the long-term return of the U.S. equity market. It attempts to achieve this objective through the allocation of its assets among a select group of non-registered investment funds (the “Underlying Funds”). The Investment Manager (as defined below) invests the Master Fund’s assets in Underlying Funds whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum, as well as short-term investments whose goal is to return nominal interest income while maintaining the full principal amount of the investment.

Ascendant Capital Partners, LP, a Delaware limited partnership, serves as the investment manager (“Investment Manager”) to the Master Fund. The Master Fund has entered into an investment management agreement with the Investment Manager (“Investment Management Agreement”), pursuant to which the Investment Manager is responsible for formulating a continuing investment program for the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Responsibility for the overall management and supervision of the operations of the Master Fund is vested in the individuals who serve as the Board of Directors of the Master Fund (the “Board”).

2. Significant Accounting Policies

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Underlying Funds

The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the net asset value determined by their respective investment advisors, in accordance with procedures established by the Board. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. The Master Fund values its investments in Underlying Funds in accordance with GAAP, which permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the net asset value. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying

ACP Strategic Opportunities Fund II, LLC Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.   Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund’s members’ capital if the judgments of the Board, the Investment Manager or investment advisors to the Underlying Funds should prove incorrect.  Investment advisors to the Underlying Funds only provide determinations of the net asset values of Underlying Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Master Fund more frequently.  The interests in the Underlying Funds in which the Master Fund invests or plans to invest are generally illiquid.  Level 2 investments are more liquid since the Investment Manager has the ability to pay an early redemption fee or the Underlying Fund does not have a lock up period. Level 3 investments are illiquid due a lock up period with no ability to pay an early redemption fee. The Master Fund may not be able to dispose of Underlying Fund interests that it has purchased due to lock up periods specific to the Underlying Funds. As of June 30, 2012, these investments, valued at $69,401,166, represented approximately 85.9% of the members’ capital of the Master Fund.

The Master Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund that is valued at fair value. The fair value is based on the published net asset value of the fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In accordance with GAAP, fair value is defined as the price that the Master Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP follows a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Quoted prices in active markets for identical investments.
•
Level 2 –  Other significant observable inputs (including, but not limited to quoted prices for similar investments, interest rates, prepayment speeds, or credit risk, ability to redeem in the near term from the Underlying Funds).

ACP Strategic Opportunities Fund II, LLC Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

•	Level 3 – Significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Master Fund’s investments carried at value:

Valuation Inputs	Investments
Level 1 – Quoted Prices	$4,262,402
Level 2 – Other Significant Observable Inputs	68,553,020
Level 3 – Significant Unobservable Inputs	848,146

Total	$73,663,568

For the period ended June 30, 2012, there were no transfers between Level 1 and 2.

Transfers of investments in and or out of Level 3 were measured using fair values determined as of the end of the lock up period.

Transfers of investments in and or out of Level 3 were generally the result of a change in the fund’s ability to redeem its interest within the near term.

See the Schedule of Investments for further detail on the industry/strategy of the Underlying Funds.

ACP Strategic Opportunities Fund II, LLC Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

The following table presents additional information about Level 3 assets measured at fair value.  Any investment that is subject to a lock up period with no ability to pay an early redemption fee is classified as Level 3.

	Beginning Balance January 1, 2012	Realized & Unrealized Gains (Losses) (a)	Gross Purchases	Gross Sales	Net Transfers In and/or (Out) of Level 3	Ending Balance June 30, 2012	Change in Unrealized Gains (Losses) for Investments still held at June 30, 2012 (b)
Assets

Investments in underlying funds, at fair value	$2,878,865	$(228,144)	$1,000,000	$(532,706)	$(2,269,869)	$848,146	$(151,854)

(a)
Realized and unrealized gains and losses are all included in net realized gains from investments in underlying funds and net increase in unrealized appreciation on investments in underlying funds in the Statement of Operations.

(b)
The change in unrealized gains (losses) for the period ended June 30, 2012 for investments still held at June 30, 2012 are reflected in net increase in unrealized appreciation on investments in underlying funds in the Statement of Operations.

Net Asset Valuation

The Master Fund will calculate the net asset value per Unit in U.S. dollars as determined as of the close of business of the NYSE, (generally 4:00 p.m. Eastern Time) on the last business day of each Allocation Period (as defined in Note 3), unless the calculation of the net asset value has been suspended.

Investment Transactions and related Investment Income

Investment transactions are accounted for on a trade-date basis.  Realized gains and losses on investment transactions are recorded on an identified-cost basis. Interest is recognized on the accrual basis.  Dividends are recognized on the ex-dividend date.

ACP Strategic Opportunities Fund II, LLC Notes to Financial Statements

2. Significant Accounting Policies (continued)

Income Taxes

The Master Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Master Fund (each a “Member”, together the “Members”) will be treated as a partner of the Master Fund and, as such, will be taxed upon its distributive share of each item of the Master Fund’s income, gain, loss, deductions and credits for each taxable year of the Master Fund ending with or within each Member’s taxable year.

In accordance with GAAP, the Investment Manager is required to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized could result in the Master Fund recording a tax liability that would reduce net assets.  This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties and disclosure that is intended to provide better financial statement comparability among different entities.  Based on the Master Fund’s evaluation, the Master Fund has determined the major tax jurisdictions where the Master Fund is organized and where the Master Fund makes investments; however no reserves for uncertain tax positions were required to have been recorded as a result of the evaluation for any of the Master Fund’s open tax years.  However, the Investment Manager’s conclusions regarding this policy may be subject to adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.   No other income tax liability or expense has been recorded in the accompanying financial statements.  The Master Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in portfolio maintenance fees, if assessed.  No interest expense or penalties have been assessed or recognized for the period ended June 30, 2012.

The Master Fund files U.S. federal, Pennsylvania and New Jersey state returns.  No income tax returns are currently under examination.  The Master Fund’s U.S. federal and state tax returns remain open for examination for the years ended December 31, 2008 through December 31, 2011.

Cash

The Master Fund maintains a demand deposit account at UMB Bank, N.A. for the purpose of managing contribution and withdrawal cash flows and for paying expenses.  Such cash, at times, may exceed federally insured limits.   The Master Fund has not experienced any such losses nor does it believe it is exposed to any significant credit risk.  At June 30, 2012, the Master Fund did not hold any cash in this account.

ACP Strategic Opportunities Fund II, LLC Notes to Financial Statements

2. Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from these estimates.

3. Allocation of Members’ Capital Account

The Master Fund maintains a separate capital account for each Member that has an opening balance equal to the sum of the net asset value of the total number of Units owned by such Member. Net profits or net losses of the Master Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year, (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

4. Management Fee, Related Party Transactions and Other

Pursuant to the Investment Management Agreement, the Investment Manager will be entitled to receive an annual management fee (the “Management Fee”). The base Management Fee is currently equal to 1.50% per annum of the Master Fund’s members’ capital as of the beginning of each month and is subject to a performance adjustment based on the Master Fund’s rolling twelve-month return. If a performance adjustment occurs, the Management Fee will be reduced to 1.00% per annum.  For the period ended June 30, 2012, the Master Fund expensed Investment  Manager  fees  totaling  $411,940  as  disclosed  on  the  Statement  of Operations, of which no amount was payable to the Investment Manager at June 30, 2012. Each member of the Board, who is not an “interested person” of the Master Fund, as defined by the Investment Company Act, receives a $2,500 fee for each meeting attended in person and a $500 fee for each meeting attended by telephone. All directors are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. In addition, the Master Fund’s Chief Compliance Officer received $45,000 for services rendered in 2012, which is included as a component of Board of Directors’ and officer’s fees in the accompanying Statement of Operations.

5.  Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the Master Fund.  In this capacity, Pinnacle provides certain accounting, record keeping and investor related services. The Master Fund pays a fee based on the percentage of its net assets, subject to a monthly minimum amount.  UMB Bank (“UMB”) serves as the Master Fund’s custodian for which UMB is paid a fee based on the market value of the Underlying Funds plus transaction charges.

ACP Strategic Opportunities Fund II, LLC Notes to Financial Statements

6. Investment Transactions

Total purchases of Underlying Funds for the period ended June 30, 2012, amounted to $14,028,843. Total proceeds from redemptions of Underlying Funds for the period ended June 30, 2012, amounted to $16,592,019. The cost of investments in Underlying Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Underlying Funds when known. The Master Fund has not received information from the Underlying Funds as to the amounts of taxable income allocated to the Master Fund as of June 30, 2012.

7. Risk Factors

An investment in the Master Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to holding periods and are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

8. Investments

The following is a summary of the investment objectives and liquidity provisions of the Underlying Funds and Short-Term Investments.

Akahi Fund II, L.P. seeks to achieve superior risk adjusted returns by employing a fundamental, small cap, long/short equity strategy. The Underlying Fund invests and trades principally in publically-traded equities. With at least 30 days written notice a limited partner may withdraw all or a part of their capital account balance as of the last day of any fiscal quarter that occurs on or after the day preceding the first anniversary of such limited partner’s admission to the partnership. The Master Fund is no longer subject to any lock up.

Alphaone Essentials Global Fund, LP seeks to generate long-term capital appreciation by investing long and short, in liquid public equities and listed equity options, using a bottom-up fundamental research process and a highly-hedged portfolio discipline. The Fund focuses on global themes, primarily in the technology, energy, materials (including metals & mining, fertilizers & agriculture and chemicals), industrial (including capital goods, construction, transportation infrastructure and environmental services), telecommunications, utilities (including water, gas electric and independent power producers) and consumer (including services, food and media) sectors of the economy. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.  The Master Fund’s $1,000,000 initial investment is subject to the lock up until December 31, 2012.

Bluefin Investors, L.P. seeks to achieve high risk adjusted returns through investing in small and mid-cap equities that have been overlooked by the investment community. The Underlying Fund has no lock-up but has a 3% redemption fee for withdrawals made in the first year. The Underlying Fund allows for quarterly redemptions with 35 days notice.  The Master Fund is no longer subject to the redemption fee.

ACP Strategic Opportunities Fund II, LLC Notes to Financial Statements

8. Investments (continued)

Brightfield Partners, L.P. seeks to achieve superior long-term rates of return primarily through investments in publicly traded U.S. equities in the technology sector. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.  The Master Fund is no longer subject to the lock up.

CCI Healthcare Partners, L.P. seeks to maximize investment returns over the short and long terms, while attempting to minimize risk.  The Underlying Fund pursues this objective by generally investing through a “master-feeder” structure in CCI Healthcare Master Fund, Ltd., which, in turn, invests in publicly traded common stocks and other equity securities of U.S. and non-U.S. companies engaged in the healthcare and life science sector (e.g., pharmaceuticals, biotechnology, genomics, medical technology, specialty pharmaceuticals, hospital services and other health services). This Underlying Fund allows for monthly redemptions upon 30 days prior notice, after one year has elapsed since initial as well as additional investments.  The fund will charge a 2% redemption fee for withdrawals made in the first year. The Master Fund’s additional investment of $1,000,000 made on April 1, 2012 is subject to the redemption fee through March 31, 2013.

CCI Technology Partners, L.P. seeks to maximize investment returns over the short and long terms, while attempting to minimize risk.  This Underlying Fund invests in publicly traded common stocks and other equity related securities of companies engaged in the information technology sector (e.g., communications, computers, consumer electronics, internet, semiconductor and software). This Underlying Fund allows for monthly redemptions upon 30 days prior notice, after one year has elapsed since initial and additional investments and charges a 2% redemption fee for withdrawals made in the first year.  The Master Fund is no longer subject to the redemption fee or a lock up.

Charter Bridge Capital Partners, LLC seeks to maximize absolute returns through investing both long and short in global common equities, with an emphasis on consumer-related equities. The Fund will generally invest substantially all of its assets through a “master-feeder” structure. This underlying fund allows for quarterly redemptions upon forty-five calendar days’ prior written notice.  There is a one year lock up on initial as well as additional investments. The Fund may charge a 4% early withdrawal fee for redemptions made within the first year. The Master Fund’s additional $1,000,000 investment made on August 1, 2011 is subject to the early redemption fee until July 31, 2012. The Master Fund’s additional $1,000,000 investment made on October 1, 2011 is subject to the early redemption fee until September 31, 2012.

Columbus Capital QP Partners, L.P.  seeks to generate capital appreciation with limited sensitivity to market fluctuations. The Partnership focuses primarily on U.S.-based small-capitalization companies. Investment decisions are based on fundamental research, including discussions with companies’ senior management and management of competitors, construction of earnings models, contact with brokerage analysts and review of other information as necessary. The Partnership takes long and short positions with the net exposure generally ranging from 20% to 40% long and may, but not frequently, be net short. This Underlying Fund allows for quarterly redemptions upon 60 days prior notice, after one year has elapsed since initial and additional investments and charges a 3% redemption fee for withdrawals made in the first year.  The Master Fund’s $1,000,000 initial investment is subject to the lock up until March 31, 2013.

ACP Strategic Opportunities Fund II, LLC Notes to Financial Statements

8. Investments (continued)

Concourse Capital Partners, L.P. pursues a long-short equity strategy seeking to produce superior absolute returns through investing the portfolio in fundamentally selected securities on both the long and short side. The general partner utilizes a thematic top down global macro approach coupled with fundamental research and analysis at the security level. This Underlying Fund allows for quarterly redemptions with 45 calendar days’ prior written notice.  There is a one year lock up on initial as well as additional investments. The Fund may charge a 3% early withdrawal fee for redemptions made within the first year.  The Master Fund’s additional $1,000,000 investment made on August 1, 2011 is subject to the early redemption fee until July 31, 2012. All other subscriptions are no longer subject to the redemption fee.

Consector Partners, LP seek superior absolute returns through long-term capital appreciation by acquiring publicly traded equity securities in companies well above or well below their intrinsic net worth, preferring to invest in solid companies with discounted values in the financial services sector. The Investment Manager intends to use a bottom-up, fundamentally-driven, absolute value approach and concentrate its positions when appropriate to accomplish this objective. This Underlying Fund allows for quarterly redemptions with 60 calendar days’ prior written notice.  There is a one year lock up on initial as well as additional investments. The Fund may charge a 5% early withdrawal fee for redemptions made within the first year.  The Master Fund’s initial $1,000,000 investment made on May 1, 2012 is subject to the lock up provisions until April 30, 2013.

Cooper Creek Partners LLC seeks to achieve absolute capital appreciation with an emphasis on capital preservation by pursuing a long/short, value-oriented, catalyst driven investment strategy. This Underlying Fund invests in a concentrated portfolio consisting primarily of listed small-capitalization and mid-capitalization equity securities (market capitalization of $500 million to $10 billion) of U.S. issuers, and to a limited extent, issuers in Canada and developed markets in Western Europe. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.  There is no lock up on additional investments. The Underlying Fund charges a 3% redemption fee for withdrawals made in the first year.  The Master Fund is no longer subject to the redemption fee.

Espalier Global Partners LP seeks to achieve superior absolute and risk-adjusted returns from investments primarily in equity securities of global technology, media and telecommunications companies (“TMT”). This Underlying Fund allows for quarterly redemptions with 30 calendar days’ prior written notice.  There is a one year lock up on initial as well as additional investments. The Fund may charge a 2% early withdrawal fee for redemptions made within the first year.  The Master Fund’s initial $1,000,000 investment made on January 1, 2012 is subject to the lock up provisions until December 31, 2013. The Master Fund’s additional $1,000,000 investment made on June 1, 2012 is subject to the lock up provisions until May 30, 2013.

Federated Treasury Obligations Fund is a U.S. open-end money market fund. This short-term investment’s objective is to provide current income consistent with the stability of principal.  It invests primarily in a portfolio of short-term U.S. Treasury securities which include repurchase agreements collateralized fully by U.S. Treasury securities and has daily liquidity.

ACP Strategic Opportunities Fund II, LLC Notes to Financial Statements

8. Investments (continued)

G2 Investment Partners LP seeks to generate superior risk-adjusted returns by investing primarily in U.S. publicly traded stocks using a bottom-up fundamental analysis approach.  The Partnership is primarily a small cap focused fund and will invest, both long and short, primarily in a portfolio of companies in growth industries, largely in companies with market capitalizations of under $2 billion at the time of investment. This Underlying Fund allows for quarterly redemptions with 45-days notice with no lock up provisions.

Nokomis Capital Partners, L.P. seeks to achieve capital appreciation through investments in securities. Nokomis Capital Partners, L.P. is a long/short equity fund utilizing an outsized focus on fundamental, bottom-up research on individual (primarily U.S. based) companies. This research process includes extensive quantitative research inextricably linked with extensive qualitative research. The investment style of the Investment Manager is best described as “value” and “growth at a reasonable price.” This Underlying Fund allows for quarterly redemptions with 45 calendar days’ prior written notice.  There is a one year lock up on initial as well as additional investments. The Fund may charge a 3.5% early withdrawal fee for redemptions made within the first year.  The Master Fund’s initial $1,500,000 investment made on May 1, 2012 is subject to the redemption fee until April 30, 2013.

Prince Street Fund LP seeks to achieve capital appreciation through superior investment returns on a long-term compound basis (5-10 years) while minimizing correlation with the U.S. market. This Underlying Fund invests using long and short investment strategies in emerging and frontier markets. The Underlying Fund expects to invest all or substantially all of its assets in, and to hold all or substantially all of its investments indirectly through a “master-feeder” structure and become a shareholder in Prince Street International Ltd. This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.  The Underlying Fund will charge a 5% redemption fee on any investment (initial or additional) that is withdrawn before its one year anniversary.  The Master Fund is no longer subject to the redemption fee.

Rivanna Partners, L.P. is a "bottom-up" long/short U.S. equities fund.  This Underlying Fund focuses on a broad range of industries including technology, industrial products, consumer products and services, energy and natural resources. It invests in publicly traded stocks within the asset class known as small and mid capitalization value ("Small / Mid Cap Value").  The Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.  There is no lock up on additional investments. The Master Fund is no longer subject to the lock up.

Shannon River Partners II LP seeks to achieve capital appreciation through investments in securities. This Underlying Fund seeks to mitigate market exposure and manage risk primarily through value-oriented investing in companies and situations with a focus on technology, media and telecommunications. This Underlying Fund allows for quarterly redemptions with 60 days notice (or 30 days with a 3% fee) after one year has elapsed.  There is no lock up on additional investments.  The Underlying Fund will charge a 4% redemption fee on the initial investment if withdrawn before its one year anniversary.  The Master Fund’s initial investment of $1,000,000 made on July 1, 2011 is no longer subject to the redemption fee. The Master Fund’s additional $1,000,000 investment made on February 1, 2012 is subject to the redemption fee until January 31, 2013. The Master Fund’s additional $1,000,000 investment made on April 1, 2012 is subject to the redemption fee until March 31, 2013.

ACP Strategic Opportunities Fund II, LLC Notes to Financial Statements

8. Investments (continued)

Tessera QP Fund, L.P. seeks to achieve capital appreciation through investments in securities. This Underlying Fund will utilize a range of investment strategies, including investing in publicly-traded equity securities, both long and short, as well as equity-related securities, including options and exchange traded funds (ETFs). The Underlying Fund’s long equity positions will be comprised primarily of small-cap companies. The Underlying Fund’s investment objective is based on the premise that market inefficiencies result in many smaller-cap stocks trading at significant discounts or premiums to what the general partner believes are their intrinsic values.  This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.  There is no lock up on additional investments. The Underlying Fund will charge a 3% redemption fee on the initial investment if withdrawn before its one year anniversary.  The Master Fund is no longer subject to a redemption fee.

Tree Capital Equity Fund I, LP seeks to achieve above-average long term capital appreciation through investments primarily in equity securities of Latin American companies. In seeking to achieve this objective, the Investment Manager will employ a research-driven strategy with a top-down macro overlay and bottom-up fundamental analysis. This Underlying Fund allows for monthly redemptions upon sixty days prior written notice.  The Underlying Fund may charge a 4% early withdrawal fee for any redemption made within the first year.  The Master Fund’s initial $1,000,000 investment made on May 1, 2011 is no longer subject to the early redemption fee. The Master Fund’s additional $1,000,000 investment made on July 1, 2011 is no longer subject to the early redemption fee.  The Master Fund’s additional $1,000,000 investment made on October 1, 2011 is subject to the early redemption fee until September 31, 2012.  The Master Fund’s additional $1,000,000 investment made on March 1, 2012 is subject to the early redemption fee until February 28, 2013.

9. Redemptions and Repurchase of Units and Distributions

With very limited exceptions, as outlined in the Master Fund’s Private Placement Memorandum, units are not transferable. No Member or other person holding a Unit will have the right to require the Master Fund to redeem that Unit or a portion thereof. There is no public market for the Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of the repurchase of Units by the Master Fund.

The Board may, from time to time and in their sole discretion, cause the Master Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase Units, the Board will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board that the Master Fund offer to repurchase Units from Members four times each year, effective March 31, June 30, September 30 and December 31, although the Board may determine to authorize fewer repurchase offers.

The Master Fund does not intend to distribute to the Members any of the Master Fund’s income, but intends to reinvest substantially all income and gains allocable to the Members. A Member may therefore be allocated income and gains taxable for Federal, state and local income tax purposes and not receive any cash distribution.

ACP Strategic Opportunities Fund II, LLC Notes to Financial Statements

10. Capital Stock Transactions

Transactions in Units are as follows:

	For the Period ended June 30, 2012	For the Year ended December 31, 2011
Number of Units issued	823,822	1,759,747
Number of Units redeemed	(432,511)	(437,510)
Net increase in Units outstanding	391,311	1,322,237
Units outstanding, beginning	5,246,813	3,924,576
Units outstanding, end	5,638,124	5,246,813

On June 30, 2012, two members held approximately 87% of the outstanding Units of the Master Fund. These two members are comprised of affiliated feeder funds, which are themselves owned by several shareholders.

11. Guarantees

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12.  Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Management has determined that there are no material events, except as set forth below, which would require disclosure in the Master Fund’s financial statements.

For the period from July 1, 2012 through August 15, 2012, the Members contributed $1,510,000 to the Master Fund, of which $1,410,000 was received prior to June 30, 2012, and redeemed approximately $4,500.

ACP Strategic Opportunities Fund II, LLC Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund’s record of actual proxy votes cast during the most recent 12-month period ended June 30th is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The Master Fund’s Form N-Q is also available from the Master Fund, without charge and upon request, by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form as well as in the chart listed below.

The portfolios of the registrant, ACP Institutional Series Strategic Opportunities Fund and ACP Advantage Series Strategic Opportunities Fund (each, a “Fund” and together, the “Funds”) invest substantially all of their assets in ACP Strategic Opportunities Fund II, LLC (the “Master Fund”), which has the same investment objective as the Funds. The Master Fund primarily invests its assets among a select group of non-registered funds (“Underlying Funds”).  As of June 30, 2012, the portfolio holdings of the Underlying Funds by reasonable identifiable categories were as follows:

Long/Short Equities	85.9%
Consumer	5.8%
Emerging Markets	3.7%
Event Driven	5.3%
Financial Services	1.3%
Gobal Growth	5.2%
Healthcare	5.4%

Latin America	4.9%
Market Neutral Technology	1.0%
Mid-Cap	1.9%
Small Cap Growth	26.4%
Small / Mid Cap Value	5.0%
Technology	20.0%
Money Market	5.2%
Other Assets and Liabilities	8.9%

All assets other than cash investments, which represent 8.9% of the registrant’s portfolio, should be considered illiquid investments. In this regard, all Underlying Funds should be considered illiquid investments.  These investments represent 91.1% of the registrant’s portfolio.  The liquidity provisions of each Underlying Fund are described in the Notes to the Financial Statements for the registrant.  The registrant is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933, as amended.  Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

Special situations affecting the calculation of net asset value may arise from time to time.  Generally, the registrant, the investment adviser and the administrator will not be able to examine or verify the valuations provided by the Underlying Funds.  Absent bad faith or manifest error, the determination of net asset value of the registrant is conclusive and binding on all investors.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	ACP Funds Trust

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date	8/17/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date	8/17/2012

* Print the name and title of each signing officer under his or her signature.